United States

Securities and Exchange Commission
Washington, D.C. 20579

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 15, 2016

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Mr. Hunter

On November 15, 2016, Gordon Hunter notified the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Company”) of his retirement as President and Chief Executive Officer of the Company, effective January 1, 2017. Mr. Hunter has agreed to serve the Company as Executive Chairman upon his retirement as President and Chief Executive Officer, effective January 1, 2017 through December 31, 2017 (the “Term”).

Promotion of Mr. Heinzmann

On November 15, 2016, the Board promoted David W. Heinzmann, who is currently the Company’s Chief Operating Officer, to succeed Mr. Hunter as President and Chief Executive Officer of the Company, effective January 1, 2017. In addition, on November 15, 2016, the Board approved the expansion of the number of directors constituting the whole Board to eight and elected Mr. Heinzmann as a new member of the Board, effective January 1, 2017.

Mr. Heinzmann, age 53, began his career at the Company in 1985 and has been chief operating officer since January, 2014. From 2004 through 2007, he served as vice president and general manager, automotive segment, and then as vice president, global operations until January, 2014.

Mr. Hunter Retirement Agreement

In connection with Mr. Hunter’s retirement, the Company and Mr. Hunter entered into an Executive Retirement Agreement, dated November 15, 2016 and effective as of January 1, 2017 (the “Retirement Agreement”), pursuant to which Mr. Hunter will receive a base salary at an annualized rate of $600,000 and continue to participate in the Littelfuse, Inc. Annual Incentive Plan (the “AIP”), with a target bonus of 100% of base salary for the 2017 fiscal year. In addition, the Retirement Agreement provides that, on January 3, 2017 and in lieu of any other 2017 annual equity awards, the Board will award to Mr. Hunter restricted stock units (“RSUs”), having an equivalent grant date value of $2,240,000 based on the closing price of Company common stock on such date, under the Littelfuse, Inc. Long-Term Incentive Plan (the “Long-Term Incentive Plan”). During the Term, all equity awards granted to Mr. Hunter under the Long-Term Incentive Plan and outstanding on January 1, 2017 will remain outstanding and, to the extent unvested, continue to vest in accordance with their terms. However, at the end of the Term, any then-unvested equity awards will become immediately vested, subject to Mr. Hunter’s continued employment through the end of the Term. Notwithstanding anything to the contrary, if during the Term Mr. Hunter’s employment terminates for any reason, other than “Cause” under either the Employment Agreement (as defined below) or Change of Control Agreement (as defined below), all outstanding equity awards that are stock options will become 100% vested and all other outstanding equity awards will become vested on a pro-rata basis pursuant to the applicable award agreements. The Retirement Agreement also provides that (i) the Company and Mr. Hunter intend for him to serve as Chairman of the Board through at least the annual meeting of stockholders of the Company occurring in the 2019 calendar year; provided, that, effective December 31, 2017, Mr. Hunter will hold the title of Non-Executive Chairman of the Board, and (ii) the Company will nominate Mr. Hunter for service on the Board as its Chairman at each annual meeting of stockholders of the Company occurring during the 2017 and 2018 calendar years. The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

In accordance with the terms of the Retirement Agreement, the Amended and Restated Employment Agreement, dated December 31, 2007, between the Company and Gordon Hunter (the “Employment Agreement”) (filed as Exhibit 10.27 to the Company’s Form 10-K for the fiscal year ended December 31, 2005) and the Change of Control Agreement, effective as of January 1, 2015, between the Company and Gordon Hunter (the “Change of Control Agreement”) (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 22, 2014) are deemed amended to the extent necessary to reflect the changes to titles, positions, duties, authorities, responsibilities, expected period of service, base salary and annual incentive bonus (the “Changed Terms”), but in all other instances remain in effect in accordance with their respective current terms, and all references in such agreements to Mr. Hunter’s Changed Terms shall, effective as of January 1, 2017, be deemed to refer to the Changed Terms described in the Retirement Agreement.

Mr. Heinzmann Offer Letter

In connection with Mr. Heinzmann’s promotion to President and Chief Executive Officer of the Company, Mr. Heinzmann and the Company entered into a Letter Agreement, dated November 15, 2016 and effective January 1, 2017 (the “Letter Agreement”), pursuant to which Mr. Heinzmann’s annual base salary will be increased to $700,000 and his target bonus will be increased to 90% of base salary. In addition, the Letter Agreement provides that, as soon as reasonably practicable after January 1, 2017, the Board will award to Mr. Heinzmann RSUs, having an equivalent grant date value of $1,050,000 based on the closing price of Company common stock on such date, under the Long-Term Incentive Plan. Mr. Heinzmann remains eligible to participate in all employee benefit plans from time to time in effect for either the Company’s other executive officers or the Company’s employees generally, including the AIP and the Long-Term Incentive Plan, which are described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 11, 2016. Mr. Heinzmann will not receive additional compensation for his service as a member of the Board. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

In accordance with the terms of the Letter Agreement, the Company and David W. Heinzmann entered into a new change of control agreement, dated November 15, 2016 (the “New Change of Control Agreement”). The New Change of Control provides for substantially the same benefits as the prior change of control agreement, which was effective as of January 1, 2015 and described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 11, 2016; however, the severance multiple was increased from 2.0 to 3.0. The foregoing description of the New Change of Control Agreement is qualified in its entirety by reference to the agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

A copy of the press release announcing the retirement of Mr. Hunter as President and Chief Executive Officer and the promotion of Mr. Heinzmann is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits

10.1	Executive Retirement Agreement, dated November 15, 2016, by and between Littelfuse, Inc. and Gordon Hunter.

10.2	Letter Agreement, dated November 15, 2016, between Littelfuse, Inc. and David W. Heinzmann.

10.3	Change of Control Agreement, dated November 15, 2016, between Littelfuse, Inc. and David W. Heinzmann.

99.1	Press release dated November 16, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: November 16, 2016	By: /s/ Meenal A. Sethna
Meenal A. Sethna Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits

10.1	Executive Retirement Agreement, dated November 15, 2016, by and between Littelfuse, Inc. and Gordon Hunter.

10.2	Letter Agreement, dated November 15, 2016, between Littelfuse, Inc. and David W. Heinzmann.

10.3	Change of Control Agreement, dated November 15, 2016, between Littelfuse, Inc. and David W. Heinzmann.

99.1	Press release dated November 16, 2016.